UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2011
Date of Report (Date of earliest event reported)

NATURALLY ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(604) 683-8582
Registrant's telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events

On September 22, 2011, the Company issued a news release announcing that it has entered into a short term CRAiLAR® Flax fiber development agreement with Westex Inc., the premier manufacturer of flame resistant and arc rated protective clothing fabrics. The development agreement begins in September 2011 to support evaluation of processing CRAiLAR Flax fiber for Westex products used in electrical maintenance, electric and gas utilities, oil, gas, petrochemical, chemical, military, and ferrous metals industries.

Since March 2011, the Company has signed development or purchasing agreements with HanesBrands, Georgia-Pacific, Levi Strauss & Company, Cintas Corporation, and Ashland Inc.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01        Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)       Exhibits
Exhibit	Description
99.1	Press Release dated September 22, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NATURALLY ADVANCED TECHNOLOGIES INC.
DATE: September 23, 2011.	By: "Guy Prevost" Guy Prevost Chief Financial Officer and a director

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